ASSET ACQUISITION	12 Months Ended
Sep. 30, 2021
Business Combinations [Abstract]
ASSET ACQUISITION
8.	ASSET ACQUISITION

On July 22, 2020, the Group entered into a series of asset purchase agreements with Great Alliance Coliving Limited. and its affiliates (“Beautiful House” or the “Sellers”) to acquire assets, including approximately 72,000 apartment rental contracts with leasehold improvements attached toit, and trademarks of Beautiful House. In addition, the Group also assumed liabilities of RMB 349,665 associated with acquired assets. The consideration was comprised of cash of $29,000 (approximately RMB 205,306) and 128,589,392 shares of the Group’s Class A ordinary shares with total value of $42,673 (approximately RMB 289,733),reflecting discount for lack of marketability. The number of shares to be issued is determined based on the total share consideration amount agreed and average closing price of the Group’s ADS of 90 days prior to the execution of the asset purchase agreements. The shares are payable in three instalments of 30%, 40% and 30% with lockup periods expiring on June 30, 2021, 2022 and 2023, respectively. As of September 30, 2020, the Group made a cash payment of $5,800 (equivalent of RMB39,498). There were no material direct transaction costs related to the transaction. The remaining cash consideration payable of $23,200(equivalent of RMB 165,808) and share consideration of RMB289,733were recorded in the account of “Payable for asset acquisition” and “additional paid-in capital”, respectively.

The Group accounted for the acquisition as an asset acquisition because the Group did not acquire substantive process from Beautiful House.

On the date of asset acquisition, the Group determined the estimated fair values using Level 3 inputs after review and consideration of relevant information, including contract value of apartment rental agreements and estimates made by management. The apartment rental agreements with both landlords and tenants were valued using the multiperiod excess earnings method and the trademarks were valued using the relief from royalty method. The fair value of apartment rental agreements and trademarks was RMB 289,591 and RMB 86,900, respectively.

The total consideration of RMB 495,039, after deducting the liabilities of RMB 349,665 assumed in the asset acquisition, was allocated to identified assets on the basis of their relative fair value. The allocation is as follows:

RMB
Apartment rental agreements	649,733
Trademarks	194,971
Liabilities assumed by the Group	(349,665)
495,039

In May 2021, the Group entered into an agreement to settle the outstanding payables with the Sellers, pursuant to the agreement, the Group delivered 186,375,850 ordinary shares to settle both cash consideration payable and share consideration payable. The Sellers are entitled to trade the ordinary shares in open market. In addition, among the 186,375,850 shares delivered, 57,786,458 ordinary shares will oblige the Group to make up the shortfall if the cash collected by the Sellers are lower than $0.4014 per share. Additionally, 20,860,749 of the 57,786,458 ordinary shares are redeemable at a per share price of $0.4015 if the Sellers do not trade in open market.

The 57,786,458 ordinary shares are subject to a make-whole cash-settled provision, and 20,860,749 ordinary shares of which are also subject to redemption. The Group assessed the redemption terms and assessed it is probable that the Group will redeem these ordinary shares. The 57,786,458 ordinary shares fall in the classification of a liability. As of September 30, 2021, the Group recorded the liabilities of RMB 164,254, or $25,492 in the account of “Contingent liabilities for payable for asset acquisition”.